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                                                                    EXHIBIT 10.1


                            SECOND AMENDED & RESTATED
                          REGISTRATION RIGHTS AGREEMENT


                  This SECOND AMENDED & RESTATED REGISTRATION RIGHTS AGREEMENT dated as of May 31, 2000 (this "Agreement") is made by and among MDMI Holdings, Inc., a Colorado corporation formerly known as Medical Device Manufacturing, Inc. (the "Company"), KRG Capital Fund I, L.P., a Delaware limited partnership, KRG Capital Fund I (FF), L.P., a Delaware limited partnership, KRG Capital Fund I (PA), L.P., a Delaware limited partnership, KRG Co-Investment, L.L.C., a Delaware limited liability company, and the other Holders listed on Schedule I hereto, as such schedule may be amended from time to time. This Agreement shall amend, supersede and replace that certain Registration Rights Agreement dated July 6, 1999 and subsequently amended and restated January 11, 2000.

         The parties agree as follows:

         Section 1. Definitions. As used in this Agreement:

                  (a) Common Stock. The term "Common Stock" shall mean the voting common stock, par value $.01 per share, of the Company.

                  (b) DLJ Holders. The term "DLJ Holders" shall mean collectively DLJ Investment Partners II, L.P., DLJ Investment Funding II, Inc., DLJ ESC II L.P. and DLJ Investment Partners, L.P. and their permitted successors and transferees that are holders of the Company's Class AA Convertible Preferred Stock (the "DLJ Preferred") issued in conjunction with the Company's senior subordinated notes and the senior notes of Medical Device Manufacturing, Inc., a Colorado corporation and a wholly owned subsidiary of the Company.

                  (c) Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  (d) Holder. The term "Holder" or "Holders" means any person or entity that is a party to this Agreement and to which or whom Registrable Shares, or rights to issuance of Registrable Shares have been issued, assigned or transferred, in accordance with the Shareholders' Agreement and this Agreement.

                  (e) Initial Public Offering. The term "Initial Public Offering" shall mean a firm commitment underwritten initial public offering of Common Stock of the Company that is effected pursuant to a registration statement filed and declared effective by the SEC under the Securities Act.

                  (f) Prospectus. The term "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information


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previously omitted from a prospectus filed as part of an effective Registration
Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  (g) Register. The term "register," "registered" and "registration" refer to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such Registration Statement or document;

                  (h) Registrable Shares. The term "Registrable Shares" shall mean the shares of Common Stock held by the Holders, including any rights, options or warrants to purchase Common Stock and securities of any type whatsoever that are, or may become, convertible into Common Stock and any capital stock for which such Common Stock is exchanged or into which it is converted until such time as such shares (i) are effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering such shares, (ii) at any time after the third anniversary of a Initial Public Offering are salable by the holder thereof pursuant to Rule 144(k) or
(iii) are distributed for resale pursuant to Rule 144.

                  (i) Registration Statement. The term "Registration Statement" shall mean any registration statement of the Company filed with the SEC for the purpose of facilitating the public offering and sale of equity securities of the Company, including the Prospectus, amendments and supplements to such Registration Statement (including post-effective amendments), all exhibits and all material incorporated by reference in such Registration Statement.

                  (j) SEC. The term "SEC" shall mean the Securities and Exchange Commission or any successor thereof.

                  (k) Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  (l) Shareholders' Agreement. The term "Shareholders' Agreement" shall mean the Shareholders' Agreement dated July 6, 1999 among the Company and the parties listed on Schedule I thereto, as amended from time to time.

                  (m) Underwritten. The term "underwritten registration" or "underwritten offering" shall pertain to a registration or an offering in which securities of the Company are sold to an underwriter for reoffering to the public.


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         Section 2. Registration Rights.

(a) At any time subsequent to the earlier to occur of (i) May 31, 2005 or (ii) the six-month period following a Initial Public Offering, Holders who, in the aggregate, own 20% of the total number of Registrable Shares (the "Demand Investors") may request that the Company prepare and file a Registration Statement on Form S-1 or any similar long-form registration ("Long-Form Registration") to permit the public offering and sale of the Registrable Shares. Holders who, in the aggregate, own 20% of the total number of Registrable Shares may also request that the Company prepare and file a Registration Statement on Form S-2 or S-3, if available, to permit the public offering and sale of Registrable Shares (each, a "Short-Form Registration" and, together with Long-Form Registrations, each a "Registration"). The Holders may request a maximum of two Registrations. A request for a registration shall specify the approximate number of Registrable Shares requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other Holders and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

                  (b) In addition to the rights of the Holders set forth in
Section 2(a), at any time subsequent to the earlier to occur of (i) May 31, 2005 or (ii) the six-month period following a Initial Public Offering, the DLJ Holders who, in the aggregate, own 50% of the total number of DLJ Preferred (the "DLJ Demand Investors") may request that the Company prepare and file a Registration to permit the public offering and sale of the Registrable Shares. The DLJ Holders, as a class, may request a maximum of one Registration. A request for a registration by the DLJ Holders shall specify the approximate number of Registrable Shares requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other Holders and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. Nothing set forth in this Section 2(b) shall be interpreted as limiting the rights of the DLJ Holders as Holders generally.

                  (c) Any such registration of Registrable Shares requested pursuant to this Section 2 shall be referred to as a Demand Registration. No Demand Registration shall be deemed to have been effected if (i) such Registration Statement, after it has become effective, is the subject of any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not primarily attributable to the selling Holders, (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Registration Statement are not satisfied, other than by reason of a failure on the part of the selling Holders; or (iii) the Holders (or, in the event of a Demand Registration pursuant to Section 2(a), the Holders other than the DLJ Holders) are not able to register and sell at least fifty percent (50%) of the Registrable Shares requested to be included in such registration.


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                  (d) Whenever the Company shall effect a registration pursuant to this Section 2 in connection with a public offering of Registrable Shares, securities (i) other than the Registrable Shares shall be reduced pro rata on the basis of the number of shares to be registered by all shareholders (other than Holders) participating in such offering and (ii) then Registrable Shares shall be reduced pro rata on the basis of the number of Registrable Shares to be registered by all Holders participating in such offerings, to the extent determined necessary by the managing underwriter of such offering if such managing underwriter shall have advised the selling Holders in writing (with a copy to the Company) that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold within a price range acceptable to the selling Holders of a majority of the Registrable Shares requested to be included in such registration. Notwithstanding the foregoing, in the event the managing underwriter of an offering in connection with either (i) the first Demand Registration effected under this Section 2 or
(ii) a Demand Registration initiated by the DLJ Demand Investors in accordance with Section 2(b) advises the selling Holders in writing that a reduction in the number of securities requested to be included in such registration is necessary, then any reduction of securities to be included in such offering shall be made based on the following criteria: (x) first, to the extent necessary, securities other than the Registrable Shares shall be reduced pro rata with all other holders (other than the Holders) participating in such offering on the basis of the number of shares to be registered by all shareholders participating in such offering; (y) second, to the extent necessary, Registrable Shares other than Registrable Shares underlying or otherwise resulting from the conversion of the DLJ Preferred shall be reduced pro rata with all other Holders participating in such offering other than the DLJ Holders on the basis of the number of shares to be registered by all such Holders of Registrable Shares other than the DLJ Preferred or any Registrable Shares underlying or otherwise resulting from the conversion thereof participating in such offering; and (z) third, to the extent necessary, Registrable Shares underlying or otherwise resulting from the conversion of the DLJ Preferred shall be reduced pro rata with all other DLJ Holders participating in such offering on the basis of the number of shares to be registered by all such DLJ Holders of Registrable Shares participating in such offering If no such notice or letter of reduction is provided by such managing underwriter, the Company may include Common Stock for its own account or for the account of other shareholders of the Company, if and to the extent consented to by the Holders of at least a majority of the Registrable Shares included in such offering.

                  (d) In the event of a Demand Registration, the Company, if requested by the Holders of at least 25% of the Registrable Shares to be included in such Demand Registration, (i) shall agree not to, and shall cause its executive officers and directors not to, effect any public sale or distribution of the Common Stock held by the Company or similar securities or securities convertible into, or exchangeable or exercisable for, Common Stock during the 180-day period following the effective date of a Registration Statement relating to a public offering of Registrable Shares if the managing underwriter or underwriters determine such public sale or distribution would have a material adverse effect on such offering and (ii) shall use its reasonable best efforts to (x) cause each security holder of the Company's privately placed equity securities


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issued in connection with a financing transaction involving at least 5% of the
Company's then outstanding equity securities at any time after the date hereof and (y) cause each other security holder of the Company owning at least 10% of the Company's then outstanding equity securities (other than a security holder permitted to file a Schedule 13G under the Exchange Act) to agree, not to effect a public sale or distribution of the Common Stock during the 180-day period following the effective date of a Registration Statement relating to a public offering of the Registrable Shares if the managing underwriter or underwriters determine such public sale or distribution would have a material adverse effect on such offering.

Section 3. Piggyback Registration

                  (a) Participation. Subject to Section 3(b) below, if at any time from and after the date hereof, the Company proposes to file or files a Registration Statement under the Securities Act with respect to any offering of securities of the same type as the Registrable Shares for its own account (other than a Registration Statement in connection with an initial public offering of the Company or a Registration Statement on Form S-8 or Form S-4 or any successor form thereto), or for the account of any security holder of securities of the same type as the Registrable Shares, then, as promptly as practicable, the Company shall give written notice of such proposed filing to each Holder and such notice shall offer the Holders the opportunity to include in such registration such number of Registrable Shares as each such Holder may request (a "Piggyback Registration"). The Company shall include in such Registration Statement all Registrable Shares requested within 20 days after the receipt of any such notice (which request shall specify the Registrable Shares intended to be disposed of by such Holder) to be included in the registration for such offering pursuant to a Piggyback Registration. Each Holder electing to participate in such Piggyback Registration shall do so pursuant to the terms of such proposed registration and shall execute such usual and customary custody agreements, powers of attorney, underwriting agreements or other documents as are reasonably requested or required by the Company and any underwriter of such offering; provided, however, that such Holders shall not be required to represent and warrant to, or to indemnify, any party with respect to any matters other than as to the Holder's ownership of the Registrable Shares and with respect to any other information provided by Holder and required to be included in the Registration Statement pursuant to SEC rules and regulations. Each Holder of Registrable Shares shall be permitted to withdraw all or part of such Holder's Registrable Shares from a Piggyback Registration at any time prior to the effective date thereof.

                  (b) Underwriter's Cutback. The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed public offering to permit the Registrable Shares requested to be included in the registration for such offering under Section 3(a) (collectively, the "Piggyback Securities") to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters participating in such offering advises each of the Holders in writing (with a copy to the Company) that the total amount of securities requested to be included in such Piggyback Registration exceeds the amount which can be sold in (or during the time of) such offering


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without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then, after including either (i) all shares proposed to be sold by the Company in a Company-initiated registration for which participation is sought by the Holders pursuant to
Section 3(a) or (ii) all shares proposed to be offered by any holder of securities of the Company pursuant to any such security holder's priority rights under a demand registration which such security holder has initiated for which participation is sought by the Holders pursuant to Section 3(a), as the case may be, the amount of securities to be offered for the account of the Holders shall be reduced pro rata with all other holders participating in such offering on the basis of the number of shares to be registered by all stockholders participating in such offering.

         Section 4. Registration Procedure. Whenever required under this Agreement to effect the registration of any Registrable Shares, the Company shall, as expeditiously as is reasonably possible:

                  (a) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations otherwise necessary to keep the Registration Statement effective for a period of not less than 180 days (or such shorter period which will terminate when all Registrable Shares covered by such Registration Statement have been sold or withdrawn); and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act of 1934 with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the selling Holders thereof set forth in such Registration Statement or supplement to the Prospectus.

                  (b) Furnish to the Holders covered by such Registration Statement such number of copies of a Prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Shares owned by them.

                  (c) Use its best efforts to register and qualify the securities covered by such Registration Statement under such jurisdictions as shall be reasonably requested by the Holders, provided that the Company has no obligation to qualify Registrable Shares where such qualification would cause any unreasonable delay or expenditure by the Company, but the Company may be required to file a consent to service substantially in the form of the Uniform Consent to Service of Process Form U-2.

                  (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.


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                  (e) Notify each Holder of Registrable Shares covered by such
Registration Statement, (i) at any time when a Prospectus relating thereto covered by such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (f) Furnish to each Holder of Registrable Shares on the date that such Registrable Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Shares and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Shares.

                  (g) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement covering Registrable Shares.

                  (h) Cooperate with the selling Holders of Registrable Shares and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any restrictive legends; and enable such Registrable Shares to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Shares to the underwriters.

                  (i) Use its best efforts to cause the Registrable Shares covered by the applicable Registration Statement to be registered with or approved by such other foreign governmental agencies or authorities, and the NASD or any other applicable exchange or regulatory authority, as may be necessary to enable the seller or selling Holders thereof or the underwriters, if any, to consummate the disposition of such Registrable Shares.


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                  (j) Cause all Registrable Shares covered by the Registration
Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (k) Cooperate and assist in any filings required to be made with the NASD in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

                  (l) Make available for inspection by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement.

                  (m) Permit any holder of Registrable Shares, which holder, in the Company's reasonable judgment, might be deemed to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included.

         Section 5. Furnish Information. The selling Holders shall promptly furnish to the Company in writing such reasonable information regarding themselves, the Registrable Shares held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Shares.

         Section 6. Underwriting Requirements. The Company shall select the investment bankers and managing underwriters in any registration, to administer any offering pursuant to which the Company files a Registration Statement in which any Holder is entitled to participate pursuant to this Agreement. In connection with any underwritten offering of shares of Common Stock being issued by the Company, the Company shall not be required to include any Registrable Shares in such underwritten offering unless the Holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company. No Holder may participate in any underwritten registration pursuant to this Agreement unless such Holder agrees to the inclusion of the Registrable Shares of such Holder on the basis provided in any underwriting arrangements approved by the Company, and completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements.


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         Section 7. Registration Expenses.

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on, the NASD automated quotation system, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons and/or entities retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company,

                  (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Shares included in such registration for the reasonable fees and disbursements of one counsel chosen by the Holders of a majority of the Registrable Shares included in such registration.

         Section 8. Indemnification.

                  (a) The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder whose Registrable Shares are registered pursuant to this Agreement, the officers, directors, agents and employees of each of them, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, the costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses") to be reimbursed promptly, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such Holder expressly for use therein; provided, however, that the Company shall not be liable to any Holder to the extent that
(A) any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the Person asserting the claim from which such losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; or (B) any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material


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respects in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended and supplemented, prior to or concurrently with the sale of a Registrable Share to the Person asserting the claim from which such Losses arise.

                  (b) In connection with any Registration Statement in which a Holder is participating, such Holder shall furnish to the Company in writing such information relating to such Holder, as such, or the Registrable Shares being sold by such Holder (the "Holder Information") as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the fullest extent permitted by law, the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any Holder Information so furnished in writing by such Holder to the Company expressly for use in such Registration Statement or Prospectus and that such Holder Information was solely relied upon by the Company in preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Holder directly from the sale of the Registrable Shares giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons and/or entities expressly for use in any Prospectus or Registration Statement.

                  (c) If any person or entity shall be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or proceeding, to assume, at the indemnifying party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel


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shall be at the expense of such indemnified party unless: (1) the indemnifying party agrees to pay such fees and expenses; (2) the indemnifying party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such indemnified party; or (3) counsel for the indemnified party advises the indemnifying party in writing that there are issues that raise conflicts of interest between the indemnified party and the indemnifying party; in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or proceeding; provided, however, that the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable.

                  Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). All such fees and expenses (including any reasonable fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within five days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party shall not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 8, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

                  (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or 8(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in questions, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding.

                  Notwithstanding the provision of this Section 8(d), an indemnifying party that is a selling Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds (after deducting the aggregate underwriters' discount) received by such indemnifying party from the sale of such Registrable Shares exceeds the amount of any damages that such indemnifying party has otherwise been required to pay (including, without limitation, pursuant to any other indemnification or contribution obligation such indemnifying party may have) by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity, contribution and expense reimbursement obligations of the Company hereunder shall be in addition to any liability the Company may otherwise have hereunder or otherwise. The provisions of this
Section 8 shall survive so long as Registrable Shares remain outstanding, notwithstanding any transfer of the Registrable Shares by any Holder or any termination of this Agreement.

         Section 9. Miscellaneous.

                  (a) Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the original parties hereto and each person who becomes a party hereto, and their respective successors and assigns.

                  (b) Notices. Except as otherwise provided herein, all notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or transmitted by facsimile or electronic mail (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this Section 9(b) as promptly as practicable thereafter). Such notices, demands and other communications shall be addressed (i) in the case of a Holder, to his address as is designated in writing from time to time by such Holder, (ii) in the case of the Company, to its principal office, and
(iii) in the case of any transferee of a party to this Agreement or its transferee, to such transferee at its address as designated in writing by such transferee to the Company from time to time.

                  (c) Integration. This instrument contains the entire understanding of the parties with respect to the subject matter hereof, supersedes all other agreements between or among any of the parties with respect to the subject matter hereof and cannot be altered or otherwise amended except pursuant the terms of Section 9(e) below. The section and paragraph headings contained in this Agreement are for the reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (d) Counterparts. This Agreement may be executed in counterparts, which need not contain the signatures of more than one party, but both such counterparts taken together will constitute one and the same Agreement. This Agreement may be executed and delivered by facsimile transmission.

                  (e) Amendment. Except as otherwise provided herein, any term of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of all Registrable Shares; provided, however, that no amendment hereto shall be made that adversely impacts the rights of a specific Holder without the prior written consent of such Holder. Any amendment or waiver effected in accordance with this Section 9(e) shall be binding upon the Company and the Holders.

                  (f) Governing Law. This Agreement shall be interpreted under the laws of the State of Colorado without reference to its principles of conflicts of laws.

                  (g) Specific Performance. Each of the parties acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

                  (h) Rule 144. The Company covenants that it will file the reports required to be filed by it under the Exchange Act of 1934 and the rules and regulations adopted by the SEC thereunder, all to the extent required from time to time to enable such Holder to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Shares, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

                  (i) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Shares in this Agreement.

                  (j) Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any persons or entities the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Holders of a majority of the Registrable Shares; provided, that any person or entity to which or whom Registrable Shares, or rights to issuance of Registrable Shares have been issued, assigned or transferred, in accordance with or as otherwise permitted by the Shareholders' Agreement and this Agreement, shall be allowed to become a Holder with respect to Registrable Shares held by such person or entity that are an authorized series of stock designated as (i) Class A which (A) has a per share purchase price equal to the per share liquidation value thereof (where the purchase price and liquidation value are as determined in the reasonable good faith judgment of the Board of Directors of the Company) and (B) is otherwise identical to the then outstanding series of Class A Convertible Preferred Shares with respect to priority, voting powers, dividend rights and conversion features or (ii) Class AA which (A) has been issued in connection with obtaining debt financing from a recognized financial institution (where the purchase price and liquidation value are as determined in the reasonable good faith judgment of the Board of Directors of the Company) and (B) is otherwise identical to the then outstanding series of Class AA Convertible Preferred Shares with respect to priority, voting powers, dividend rights and conversion features.

                  (k) Adjustments Affecting Registrable Shares. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Shares in any such in any such registration (including, without limitation, effecting a stock split or a combination of shares that would preclude the exercise rights hereunder on a fully-adjusted basis).


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, this Agreement has been executed effective as of the date first above written.

                                   MDMI HOLDINGS, INC.


                                   By:    /s/ ERIC POLLOCK
                                          --------------------------------------
                                   Name:  Eric Pollock
                                          --------------------------------------
                                   Title: President & CEO
                                          --------------------------------------

                                   KRG CAPITAL FUND I, L.P.
                                   By: KRG Capital Partners, LLC
                                   Its: General Partner

                                   By: /s/ BRUCE L. ROGERS
                                       -----------------------------------------
                                   Name:  Bruce L. Rogers
                                   Title: Managing Director

                                   KRG CAPITAL FUND I (FF), L.P.
                                   By: KRG Capital Partners, LLC
                                   Its: General Partner

                                   By: /s/ BRUCE L. ROGERS
                                       -----------------------------------------
                                   Name:  Bruce L. Rogers
                                   Title: Managing Director

                                   KRG CAPITAL FUND I (PA), L.P.
                                   By: KRG Capital Partners, LLC
                                   Its: General Partner

                                   By: /s/ BRUCE L. ROGERS
                                       -----------------------------------------
                                   Name:  Bruce L. Rogers
                                   Title: Managing Director

                                   KRG CO-INVESTMENT, L.L.C.
                                   By: Rogers Management Company
                                   Its: Managing Member

                                   By: /s/ BRUCE L. ROGERS
                                       -----------------------------------------
                                   Name:  Bruce L. Rogers
                                   Title: President

                                   CMS DIVERSIFIED PARTNERS L.P.


                                   By:    /s/ AUTHORIZED SIGNATURE
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   CMS CO-INVESTMENT SUBPARTNERSHIP


                                   By:    /s/ AUTHORIZED SIGNATURE
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------



                                   /s/ BRUCE C. LINDSAY
                                   ---------------------------------------------
                                   Bruce C. Lindsay



                                   /s/ IRA R. BRIND
                                   ---------------------------------------------
                                   Ira R. Brind

                                   INFRASTRUCTURE & ENVIRONMENTAL
                                   PRIVATE EQUITY FUND III, L.P.


                                   By:    /s/ AUTHORIZED SIGNATURE
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   ENVIRONMENTAL & INFORMATION
                                   TECHNOLOGY PRIVATE EQUITY FUND III,
                                   L.P.


                                   By:    /s/ AUTHORIZED SIGNATURE
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------

                                   7:22 INVESTORS, LLC


                                   By:    /s/ ERIC POLLOCK
                                          --------------------------------------
                                   Name:  Eric Pollock
                                          --------------------------------------
                                   Title: Manager
                                          --------------------------------------



                                   /s/ ERIC POLLOCK
                                   ---------------------------------------------
                                   Eric Pollock



                                   /s/ GEORGE ARCHAMBAULT
                                   ---------------------------------------------
                                   George Archambault



                                   /s/ BETH POLLOCK LEVY
                                   ---------------------------------------------
                                   Beth Pollock Levy


                                   THE ELP TRUST


                                   By:    /s/ ERIC POLLOCK
                                          --------------------------------------
                                   Name:  Eric Pollock
                                          --------------------------------------
                                   Title: Trustee
                                          --------------------------------------


                                   THE CRP TRUST


                                   By:    /s/ ERIC POLLOCK
                                          --------------------------------------
                                   Name:  Eric Pollock
                                          --------------------------------------
                                   Title: Trustee
                                          --------------------------------------

                                   /s/ JOHN R. FREELAND
                                   ---------------------------------------------
                                   John R. Freeland


                                   /s/ MICHAEL S. MILLER
                                   ---------------------------------------------
                                   Michael S. Miller


                                   /s/ FRANK N. PAGE
                                   ---------------------------------------------
                                   Frank N. Page


                                   /s/ THOMAS F. LEMKER
                                   ---------------------------------------------
                                   Thomas F. Lemker


                                   /s/ JOHN R. TRINCHERE
                                   ---------------------------------------------
                                   John R. Trinchere

                                   [DLJ ENTITY]


                                   By:    /s/ AUTHORIZED SIGNATURE
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------